SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 5, 2003


                             ACQUISITION MEDIA, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


       Nevada                         033-03328-D                   87-0542172
-----------------------------     ---------------------       ------------------
(State or other jurisdiction      (Commission File No.)          (IRS Employer
of incorporation)                                            Identification No.)



                              #388 - 145 Tyee Drive
                       Point Roberts, Washington USA 98281
          ----------------------------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (416) 894-4403
                                 ---------------



                            INFORM MEDIA GROUP, INC.
                            -------------------------
          (Former name or former address if changed since last report)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective August 5, 2003 the Company decided to replace Stonefield Josephson, Inc. which audited the Company's financial statements for the fiscal years ended December 31, 2001 and 2002, with Labonte & Co. to act as the Company's independent chartered accountants. The reports of Stonefield Josephson, Inc. for these fiscal years did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, the report of Stonefield Josephson, Inc. for these fiscal years was qualified with respect to uncertainty as to the Company's ability to continue as a going concern. During the Company's two most recent fiscal years and subsequent interim periods there were no disagreements with Stonefield Josephson, Inc. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Stonefield Josephson, Inc. would have caused it to make reference to such disagreements in its reports.

         The Company's unaudited financial statements for the quarter ended June 30, 2003, were reviewed by Labonte & Co. Stonefield Josephson, Inc., was not involved in any way with the review of the unaudited financial statements for the quarter ended June 30, 2003.

         The Company has authorized Stonefield Josephson, Inc. to discuss any matter relating to the Company and its operations with Labonte & Co.

         The change in the Company's auditors was recommended and approved by the board of directors of the Company.

         During the two most recent fiscal years and subsequent interim period, the Company did not consult with Stonefield Josephson regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

         Stonefield Josephson has reviewed the disclosures contained in this 8-K report. The Company has advised Stonefield Josephson that it has the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Company's disclosures herein, or stating any reason why Stonefield Josephson does not agree with any statements made by the Company in this report. Stonefield Josephson has advised the Company that nothing has come to its attention which would cause it to believe that any such letter was necessary.

ITEM 7.  FINANCIAL STATEMENTS, EXHIBITS AND PRO FORMA FINANCIAL INFORMATION

(a)      Not Applicable

(b)      Not Applicable

(c)   Exhibits

16.1 Letter from the Company's former auditors confirming the information in Item 4.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   August 5, 2003
                                           ACQUISITION MEDIA GROUP, INC.



                                           By: /s/  Richard Wilk
                                           ------------------------------
                                           Richard J. Wilk
                                           President & Director